Exhibit 3.(i)

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BOREAL WATER COLLECTION, INC.

ADDENDUM A TO CERTIFICATE OF AMENDMENT

Item 2. That Article 4 of the Articles of Incorporation of the Corporation is amended to read in its entirety as follows:

The Aggregate number of common shares that the corporation shall be authorized to issue is 200,000,040, $.001 par value.

In order to insure the effectiveness of the 1/1200, 1/2500 and 1/300 reverse stock splits intended to be effective on or about November 20, 2003, November 10, 2006 and December 14, 2007, respectively (the "Reverse Splits"), upon the filing of this certificate of amendment (the "Effective Date"), the aggregate number of shares of the Corporation's common stock, $.001 par value per share (the "Old common stock"), issued and outstanding as of such Effective Date will be automatically and without any action on the part of the respective holders thereof converted into an aggregate of twenty five million four hundred eighteen thousand nine hundred sixty nine (25,418,969) shares of the Corporation's common stock, $.001 par value; that being the number of shares of the Corporation's common stock outstanding as of the Effective Date, assuming the effectiveness of the Reverse Splits (the "New common stock")

Notwithstanding the immediately preceding sentence, no fractional shares of New common stock shall be issued to the holders of record of Old common stock in connection with the foregoing reclassification of shares of Old common stock and the Corporation shall not recognize on its stock record books any purported transfer of any fractional share of New common stock, In lieu thereof, any Emotional shares otherwise issuable to the holders of record of Old common stock shall be rounded up to the next whole share, and such whole share shall be issued to all holders of record of Old common stock otherwise entitled to have a fraction of A share issued to them. Each stock certificate that, immediately prior to the Effective Date, represented shares of Old common stock shall, from and after the Effective Date, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of New common stock into which the shares of Old common stock reprinted by such certificate shall have been reclassified (as well as the right to receive any whole share in lieu of any fractional sham of New common stack as set forth above), provided, however, that each holder of record of a certificate that represented shares of Old common stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of New common stock into which the shares of Old common stock represented by such certificate shall have been reclassified (if different) (as well as any whole share in lieu of any fractional share of New common stock to which such holder may be entitled as set forth above).

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3

ARTICLES OF INCORPORATION

OF

WESPAC TECHNOLOGIES, CORP.

FIRST. The name of the corporation is: WESPAC TECHNOLOGIES, CORP.

SECOND. While its registered office in the State of Nevada is located at 2533 North Carson Street, Carson City, Nevada 89706, this Corporation may maintain an office, or offices, in such other place within or without the State of Nevada as may be from time to time designated by the Board of Directors, or by the By-Laws of said Corporation, and this Corporation may conduct all Corporation business of every kind and nature, including the holding of all meetings of Directors and Stockholders, outside the State of Nevada as well as within the State of Nevada.

THIRD. The objects for which this Corporation is formed are: To engage in any lawful activity, including, but not limited to the following:

(A)	Shall have such rights, privileges and powers as may be conferred upon corporations by any existing law.
(B)	May at any time exercise such rights, privileges and powers, when not inconsistent with the purposes and objects for which this corporation is organized.
(C)	Shall have the power to have succession by its corporate name for the period limited in its certificate or articles of incorporation, and when no period is limited, perpetually, or until dissolved in its affairs wound up according to law.
(D)	Shall have the power to sue and be sued in any court of law or equity
(E)	Shall have the power to make contracts.
(F)	Shall have the power to hold, purchase and convey real and personal estate and to mortgage or lease any such real and personal estate with its franchises. The power to hold real and personal estate shall include the power to take the same by devise or bequest in the State of Nevada, or in any other state, territory or country.
(G)	Shall have the power to appoint such officers and agents as the affairs of the corporation shall require, and to allow them suitable compensation.
(H)	Shall have the power to make By-Laws not inconsistent with the constitution or laws of the United States, or of the State of Nevada, for the management, regulation and government of its affairs and property, the transfer of its stock, the transaction of its business, and the calling and holding of meetings of its stockholders.
(I)	Shall have the power to wind up and dissolve itself, or be wound up or dissolved.

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(J)	Shall have the power to adopt and use a common seal or stamp, and alter the same at pleasure. The use of a seal or stamp by the corporation on any corporate documents is not necessary. The corporation may use a seal or stamp, if it desires, but such use or nonuse shall not in any way affect the legality of the document.
(K)	Shall have the power to borrow money and contract debts when necessary for the transaction if its business, or for the exercise of its corporate rights, privileges or franchises, or for any other lawful purpose of its incorporation; to issue bonds, promissory notes,bills of exchange, debentures, and other obligations and evidences of indebtedness, payable at a specified time or times, or payable upon the happening of a specified event or events, whether secured by mortgage, pledge or otherwise, or unsecured, for money borrowed, or in payment for property purchased, or acquired, or for any other lawful object.
(L)	Shall have the power to guarantee, purchase, hold, sell, assign, transfer, mortgage, pledge or otherwise dispose of the shares of the capital stock of, or any bonds, securities or evidences of the indebtedness created by, any other corporation of the State of Nevada, or any other state or government, and, while owners of such stock, bonds, securities or evidences of indebtedness, to exercise all the rights, powers and privileges of ownership, including the right to vote, if any.
(M)	Shall have the power to purchase, hold, sell and transfer shares of its own capital stock, and use therefor its capital, capital surplus, surplus, or other property or fund.

(N)	Shall have the power to conduct business,have one or more offices, and hold, purchase, mortgage and convey real and personal property in the State of Nevada, and in any of the several states, territories, possessions and dependencies of the United States, the District of Columbia, and any foreign countries.
(O)	Shall have the power to do all and everything necessary and proper for the accomplishment of the objects enumerated in its certificate or articles of incorporation, or any amendment thereof, or necessary or incidental to the protection and benefit of the corporation, and, in general, to carry on any lawful business necessary or incidental to the attainment of the objects of the corporation, whether or not such business is similar in nature to the objects set forth in the certificate or articles of incorporation of the corporation, or any amendment thereof.
(P)	Shall have the power to make donations for the public welfare or for charitible, scientific or educational purposes.
(Q)	Shall have the power to enter into partnerships, general or limited, or joint venture, in connection with any lawful activities, as may be allowed by law.

FOURTH. Section 1. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 110,000,000 of which 100,000,00 shares

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shall be Common Stock with a par value of $0.0001 per share, and 10,000,000 shares shall be Serial Preferred Stock with a par value of $0.0001 per share.

Section 2. The holders of the Common Stock are entitled at all times to one vote for each share and to such dividends as the Board of Directors may in their discretion from time to time legally declare, subject, however, to the voting and dividend rights, if any, of the holders of the Serial Preferred Stock. In the event of any liquidation, dissolution or winding up of the Corporation, the remaining assets of the Corporation after the payment of all debts and necessary expenses, subject, however, to the rights of the holders of the Serial Preferred Stock then outstanding, shall be distributed among the holders of the Common Stock pro rata in accordance with their respective holdings. The Common Stock is subject to all of the terms and provisions of the Serial Preferred Stock as fixed by the Board of Directors as hereinafter provided.

Section 3. The Serial Preferred Stock shall be issued from time to time in one or more series with such distinctive serial designations and (a) may have such voting powers, full or limited, or may be without voting powers; (b) may be subject to redemption at such time or times and at such prices; (c) may be entitled to receive dividends (which may be cumulative or non-cumulative) at such rate or rates, on such conditions, and at such times and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock; (d) may have such rights upon the dissolution of or upon any distribution of the assets of, the corporation; (e) may be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation, at such price or prices or at such rates of exchange, and with such adjustments; and (f) shall have such other relative, participating, optional or special rights qualifications, limitations or restrictions thereof, all as shall hereafter be stated and expressed in the resolution or resolutions providing for the issuance of such Serial Preferred Stock from time to time adopted by the Board of Directors pursuant to authority to do so which is hereby vested in the Board.

FIFTH. The governing board of this corporation shall be known as directors, and the number of directors may from time to time be increased or decreased in such a manner as shall be provided by the By-Laws of this Corporation, providing that the number of directors shall not be reduced to fewer than one (1).

The name and post office address of the first Board of Directors shall be one (1) in number and listed as follows:

Name	POST OFFICE ADDRESS
Roger A. Kimmel, Jr.	114 Barrington Towne Square Suite 159 Aurora, Ohio 44202

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SIXTH. The capital stock, after the amount of the subscription price, or par value, has been paid in, shall not be subject to assessment to pay the debts of the corporation.

SEVENTH. The name and post office address of the Incorporator signing the Articles of Incorporation is as follows:

Name	POST OFFICE ADDRESS
Roger A. Kimmel, Jr.	114 Barrington Towne Square Suite 159 Aurora, Ohio 44202

EIGHTH. The resident agent for this corporation shall be:

LAUGHLIN ASSOCIATES, INC.

The address of said agent, and, the registered statutory address of this corporation in the State of Nevada, shall be:

2533 North Carson Street

Carson City, Nevada 89706

NINTH. The corporation is to have perpetual existence.

TENTH. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized.

Subject to the By-Laws, if any, adopted by the Stockholders, to make, alter or amend the By-Laws of the Corporation.

To fix the amount to be reserved as working capital over and above its capital stock paid in; to authorize and cause to be executed, mortgages and liens upon the real and personal property of this Corporation.

By resolution passed by a majority of the whole Board, to designate one (1) or more committees, each committee to consist of one or more of the Directors of the Corporation, which, to the extend provided in the resolution, or in the By-Laws of the Corporation, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation. Such committee, or committees, shall have such name, or names, as may be stated in the By-Laws of the Corporation, as as may be determined from time to time by resolution adopted by the Board of Directors.

When and as authorized by the affirmative vote of the Stockholders holding stock entitling them to exercise at least a majority of the voting power given at a Stockholders meeting called for that purpose, or when authorized by the written consent of the holders of at least a majority of the voting stock issued and outstanding, the Board of Directors shall have the power and authority at any meeting to sell, lease or exchange all of the property and assets of the Corporation, including its goodwill and its corporate franchises, upon such terms and conditions as its Board of Directors deems expedient and for the best interests of the Corporation.

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The Board of Directors may, by resolution or resolutions, use authorized but unissued shares of Common Stock and Preferred Stock without shareholder approval in order to acquire businesses, to obtain additional financing or for other corporate purposes. Purchases of Convertible Preferred Stock shall be treated in all respects as equivalent to purchases of common stock, such that, upon acquisition, the requisite holding period for Rule 144 purposes shall begin when the Convertible Preferred Stock is acquired, and not when it is converted from Preferred to Common Stock. Accordingly, if Preferred Stock has been held for longer than two years and the holder is not an affiliate, it shall be eligible for the safe harbor afforded by Rule 144 immediately upon conversion from Preferred to Common, as taking shall be explicitly permitted between the Preferred Stock Certificate and its equivalent Common Stock Certificate (or Certificates).

The Board of Directors shall have the right to reincorporate the Company, to declare splits or reverse splits of the stock of the Company, increase or decrease the number of Common and/or Preferred shares authorized to be issued and outstanding, or otherwise act on matters concerning the corporate status and capital structure of the Company, without shareholder approval.

ELEVENTH. No shareholder shall be entitled as a matter of right to subscribe for or review additional shares of any class of stock of the Corporation, whether now or hereafter authorized, or any bonds, debentures or securities convertible into stock, but such additional shares of stock or other securities convertible into stock may be issued or disposed of by the Board of Directors to such persons and on such terms as in its discretion it shall deem advisable.

TWELFTH. No director or officer of the Corporation shall; be personally liable to the Corporation or any of its stockholders for damages for breach of fiduciary duty as a director or officer involving any act or omission of any such director or officer, provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes. Any repeal or modification of this Article by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.

THIRTEENTH. This corporation reserves the right to amend, alter, change or repeal any provision contained in the Article of Incorporation, in the manner now or hereafter prescribed by statute, or by the Articles of Incorporation, and all rights conferred upon Stockholders herein are granted subject to this reservation.

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I, Roger A. Kimmel, Jr., the undersigned, being the incorporator herein before name, for the purpose of forming a corporation under the laws of the State of Nevada do make and file those Articles of Incorporation, and do hereby certify that this is my act and deed and that the facts herein states are true; and I have , accordingly, signed below this 20th day of August, 2001.

/s/ Roger A. Kimmel, Jr. Roger A. Kimmel, Jr.

STATE OF OHIO

COUNTY OF PORTAGE

BE IT REMEMBERED that on this 20th day of August, 2001, personally came before me, a Notary Public for the State of Ohio, Roger A, Kimmel, Jr. party to the foregoing Articles of Incorporation, know to me personally to be such, and acknowledged the said Articles to be his act and deed and that the facts stated herein are true.

 GIVEN under my hand and seal of office day and year aforesaid.

/s/Kathy R. Moore NOTARY PUBLIC

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CERTIFICATE OF ACCEPTANCE
OF APPOINTMENT
BY
RESIDENT AGENT

In the matter of WESPAC TECHNOLOGIES, CORP. I, Laughlin Associates, Inc., hereby state that on August 21, 2001, I accepted the appointment as resident agent for the above named business entity.

 The address of the resident agent in this state is as follows:

2533 N. Carson St.
Carson City, NV 89706

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INITIAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF — FILE NUMBER

WESTPAC TECHNOLOGIES CORP. (Name of Corporation) — 08-21-01 (Incorporation Date) — C-22911-01

A NEVADA (State of Incorporation) CORPORATION — FOR THE FILING PERIOD 8/2001 TO 8/2002

The Corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

LAUGHLIN ASSOCIATES INC.
2533 N. CARSON STREET
CARSON CITY, NV 89706

Office Use Only

25.

FILED
OCT 5 2001
Dean Heller
Secretary of State

Important: Read instructions before completing this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A president, secretary, treasurer and at least one director must be named.
2. Have an officer sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
3. Return the completed form with the $165.00 filing fee. A $50.00 penalty must be added for failure to file this form by the 1st day of the 2nd month following incorporation date.
4. Make your check payable to the Secretary of State. Your cancelled check will constitute a certificate to transact business per NRS 78.155. If you need a receipt, return page 2 certificate and ENCLOSE A SELF-ADDRESSED STAMPED ENVELOPE. To receive a certified copy, enclose a copy of this completed form, an additional $20.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 89701-4201, (775) 684-5708.

FILING FEE: $165.00 — LATE PENALTY: $50.00

THIS FORM MUST BE FILED BY THE 1ST DAY OF THE 2ND MONTH FOLLOWING INCORPORATION DATE

NAME	TITLE(S)		
TERRENCE A. TECCO	PRESIDENT		
P.O. BOX / STREET ADDRESS: 9700 HONEYSUCKLE Drive	CITY: Frisco	ST: Texas	ZIP: 75035
MICHELLE A. MATIE	SECRETARY		
P.O. BOX / STREET ADDRESS: 9700 HONEYSUCKLE DRIVE	CITY: FRISCO	ST: TEXAS	ZIP: 75035
MICHELLE A. MATIE	TREASURER		
P.O. BOX / STREET ADDRESS: Same As Above	CITY:	ST:	ZIP:
TERRENCE A. TECCO	DIRECTOR		
P.O. BOX / STREET ADDRESS: SAME AS ABOVE	CITY:	ST:	ZIP:
MICHELLE A. MATIE	DIRECTOR		
P.O. BOX / STREET ADDRESS: SAME AS ABOVE	CITY:	ST:	ZIP:
	DIRECTOR		
P.O. BOX / STREET ADDRESS:	CITY:	ST:	ZIP:

I declare, to the best of my knowledge, under penalty of perjury, that the above mentioned entity has complied with the provisions of chapter 364A of NRS.

X [signature] — Signature of Officer — President (Title(s)) — 9-24-01 (Date)

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CERTIFICATE AMENDING ARTICLES OF INCORPORATION
OF
WESPAC TECHNOLOGIES, CORP.

The undersigned, being the President and Secretary of Wespac Technologies, Corp, a Nevada Corporation, hereby certify that by majority vote of the Board of Directors and majority vote of the stockholders at a meeting held on the 1st day of October, 2001, it was agreed by unanimous vote that this CERTIFICATE AMENDING ARTICLES OF INCORPORATION be filed.

The undersigned further certify that the original Articles of Incorporation of Wespadc Technologies, Corp., were filed with the Secretary of State of Nevada on the 21st day of August, 2001. The undersigned further certify that ARTICLE FOURTH of the original Articles of Incorporation filed on the 21st day of August, 2001, herein is amended to read as follows:

ARTICLE FOURTH

“The total number of shares of all classes of stock which the corporation shall have authority to issue is TWO HUNDRED TEN MILLION (210,000,000) shares of which TWO HUNDRED MILLION (200,000,000) shares shall be Common Stock, with a par value of $0.0001 per share, and TEN MILLION (10,000,00) shares shall be Serial Preferred Stock with a par value of $0.0001 per share.”

The undersigned hereby certify that they have on this 1st day of October, 2001, executed this Certificate Amending the original Articles of Incorporation heretofore filed with the Secretary of State of Nevada.

/s/ Terrance A. Tecco, President
Terrance A. Tecco

/s/ Michelle A. Matie, Secretary
Michelle A.Matie

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(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

WESPAC TECHNOLOGIES, INC. — *Name changed to [illegible] Company* (handwritten)

(Name of Corporation)

FILE NUMBER C20971-2001

A NEVADA CORPORATION FOR THE FILING PERIOD 08/02 TO 08/03

(State of Incorporation)

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

LAUGHLIN INTERNATIONAL, INC.
2533 N. CARSON ST.
CARSON CITY, NV 89706

☐ IF AGENT INFORMATION HAS CHANGED, PLEASE SEE ATTACHED INSTRUCTIONS ON HOW TO OBTAIN THE APPROPRIATE FORM.

Office Use Only

FILED # ________

SEP 17 2002

IN THE OFFICE OF
[signature]
DEAN HELLER, SECRETARY OF STATE

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses [illegible] for all officers and directors. A president, secretary, treasurer and at least one director must be named. Have an officer sign the form. FORM WILL BE RETURNED IF UNSIGNED.
2. If there are additional directors attach a list of them to this form.
3. Return the completed form with the $85.00 filing fee. A $50.00 penalty must be added for failure to file this form by the last day of the anniversary month of the incorporation [illegible] with this office.
4. Make your check payable to the Secretary of State. [illegible]
   ENCLOSE A SELF-ADDRESSED STAMPED ENVELOPE. [illegible]
5. Return the completed form to: Secretary of State, [illegible] North Carson Street, Carson City, NV 89701-4201 (775) 684-5708.

FILING FEE: $85.00 LATE PENALTY: $50.00

NAME / PO BOX / STREET ADDRESS	TITLE(S) / CITY	ST	ZIP
Jon Nix 2533 North Carson Street	PRESIDENT + Chairman + CEO Carson City	Nevada	89706
 2533 North Carson Street	SECRETARY Carson City	Nevada	89706
Stephen Doppler 2533 North Carson Street	TREASURER + CFO + COO Carson City	Nevada	89706
Jon Nix 2533 North Carson Street	DIRECTOR Carson City	Nevada	89706
Stephen Doppler 2533 North Carson Street	DIRECTOR Carson City	Nevada	89706
 2533 North Carson Street	DIRECTOR Carson City	Nevada	89706

I declare, to the best of my knowledge, under penalty of perjury, that the above mentioned entity has complied with the provisions of chapter 364A of NRS.

X [signature]
X Signature of Officer

Title(s)

Date

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CERTIFICATE AMENDING ARTICLES OF INCORPORATION
OF
WESPAC TECHNOLOGIES CORP.

The undersigned, being the President and SEcretary of WESPAC TECHNOLOGIES, CORP., a Nevada Corporation,hereby certify that by majority vote of the Board of Directors and majority vote of the stockholders at a meeting held on 09-13-02, it was agreed by unanimous vote that this CERTIFICATE AMENDING ARTICLES OF INCORPORATION be filed.

The undersigned further certifies that the original Articles of Incorporation of WESPAC TECHNOLOGIES, CORP. were filed with the Secretary of State of Nevada on the 21st day of August, 2001. The undersigned further certifies that ARTICLE FIRST of the original Articles of Incorporation filed on the 21st day of August 2001, herein is amended to read as follows.

ARTICLE FIRST

FIRST. The name shall be.

STRATA COAL COMPANY

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CERTIFICATE AMENDING ARTICLES OF INCORPORATION
OF
WESPAC TECHNOLOGIES CORP.
CONTINUED

The undersigned hereby certify that they have on this 16th day of September, 2002, executed this Certificate Amending the original Articles of Incorporation heretofore filed with the Secretary of State of Nevada.

/s/ Terrance A. Tecco
President

/s/ Michelle A. Matie
Secretary

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STRATA COAL COMPANY

ACTION IN WRITING BY DIRECTORS AND AMENDMENT OF THE CERTIFICATE OF
INCORPORATION OF STRATA COAL COMPANY

(a Nevada Corporation)
(The Name of the Corporation Shall Be DelMar Management, Inc.)

The undersigned Directors of Strata Coal Company, hereby adopt the following resolution without a meeting pursuant to NRS 78315, towit:

RESOLVED, that the Board of Directors hereby declares it advisable in due interest of the Corporation that its name be changed to Delmar Management, Inc.

BE IT FURTHER RESOLVED, that by inclusion of this Resolution and Amendment with the Articles of Incorporation of this corporation in the corporation’s record book, the Articles of Incorporation will be considered to reflect the wording contained herein.

Dated: October 17, 2002

DIRECTORS

/s/ Terrance A. Tecco
Terrance A. Tecco
/s/ Kyle J. Shapiro
Kyle J. Shapiro

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CERTIFICATE AMENDMENT ARTICLES OF INCORPORATION
OF
STRATA COAL COMPANY
CONTINUED

The undersigned hereby certify that they have on this 18th day of October, 2002, executed this Certificate Amending the original Articles of Incorporation heretofore filed with the Secretary of State of Nevada.

/s/ Kyle J. Shapiro
President
/s/ Kyle J. Shapiro
Secretary

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Oct 17 02 02:58p WesPac Technologies Corp (972) 377-8003 p.3
Oct 17 02 10:32a p.3

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

STRATA COAL COMPANY AMENDED

(Name of Corporation)

FILE NUMBER 23971-01

A NEVADA CORPORATION FOR THE FILING PERIOD 08/02 TO 08/03

(State of Incorporation)

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

LAUGHLIN INTERNATIONAL, INC.
2533 N. CARSON ST.
CARSON CITY, NV 89706

☐ IF AGENT INFORMATION HAS CHANGED, PLEASE SEE ATTACHED INSTRUCTIONS ON HOW TO OBTAIN THE APPROPRIATE FORM.

Office Use Only

FILED #

NOV 07 2002

DEAN HELLER, SECRETARY OF STATE

Important: Read instructions before completing and returning this form.

1. [illegible] FORM WILL BE RETURNED IF UNSIGNED.
2. If there are additional directors, attach a list of them to this form.
3. Return the completed form with the $85.00 filing fee. A $50.00 penalty must be added for failure to file this form by the last day of the anniversary month of the [illegible] registration with this office.
4. [illegible] NRS 78.155. [illegible] ENCLOSE A SELF-ADDRESSED STAMPED ENVELOPE. [illegible]
5. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 89701-4201 (775) 684-5708.

FILING FEE: $85.00 LATE PENALTY: $50.00

NAME: KYLE J SHAPIRO	TITLE(S): PRESIDENT		
PO BOX / STREET ADDRESS: 2533 North Carson Street	CITY: Carson City	ST: Nevada	ZIP: 89706
NAME: KYLE J SHAPIRO	TITLE(S): SECRETARY		
PO BOX / STREET ADDRESS: 2533 North Carson Street	CITY: Carson City	ST: Nevada	ZIP: 89706
NAME:	TITLE(S): TREASURER		
PO BOX / STREET ADDRESS: 2533 North Carson Street	CITY: Carson City	ST: Nevada	ZIP: 89706
NAME: KYLE J SHAPIRO	TITLE(S): DIRECTOR		
PO BOX / STREET ADDRESS: 2533 North Carson Street	CITY: Carson City	ST: Nevada	ZIP: 89706
NAME:	TITLE(S): DIRECTOR		
PO BOX / STREET ADDRESS: 2533 North Carson Street	CITY: Carson City	ST: Nevada	ZIP: 89706
NAME:	TITLE(S): DIRECTOR		
PO BOX / STREET ADDRESS: 2533 North Carson Street	CITY: Carson City	ST: Nevada	ZIP: 89706

I declare, to the best of my knowledge, under penalty of perjury, that the above mentioned entity has complied with the provisions of chapter 364A of NRS.

X [signature]

X Signature of officer Title(s)

Date

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FILED # C22971-01

NOV 26 2002

IN THE OFFICE OF

DEAN HELLER, SECRETARY OF STATE

CERTIFICATE AMENDING ARTICLES OF INCORPORATION

OF

DELMAR MANAGEMENT, INC.

The undersigned, being the President and sole Director of Delmar Management, Inc., a Nevada Corporation, hereby certifies that by unanimous vote of the Board of Directors on the 28th day of October, 2002, it was agreed by unanimous vote that this CERTIFICATE AMENDING ARTICLES OF INCORPORATION be filed.

The undersigned further certifies that the original Articles of Incorporation of Delmar Management, Inc. f/n/a Wespac Technologies, Corp., were filed with the Secretary of State of Nevada on the 21st day of August, 2001. The undersigned further certifies that ARTICLE FOURTH of the original Articles of Incorporation filed on the 21st day of August, 2001, herein is amended to read as follows:

ARTICLE FOURTH

“The total number of shares of all classes of stock which the corporation shall have authority to issue is FIVE HUNDRED TEN MILLION (510,000,000) share of which FIVE HUNDRED MILLION (500,000,000) shares shall be Common Stock, with a par value of $0.0001 per share and TEN MILLION (10,000,000) shares shall be Serial Preferred Stock, with a par value of $0.0001 per share.”

The undersigned hereby certifies that he has on this 28th day of October, 2002, executed this Certificate Amending the original Articles of Incorporation heretofore filed with the Secretary of State of Nevada.

/s/ Kyle J. Shapiro
Kyle J. Shapiro, President & Director

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FILED # C22971-01

JAN 14 2003

IN THE OFFICE OF

DEAN HELLER, SECRETARY OF STATE

CERTIFICATE AMENDING ARTICLES OF INCORPORATION

OF

DELMAR MANAGEMENT, INC.

The undersigned, being the President and Secretary of DELMAR MANAGEMENT, INC., a Nevada Corporation, hereby certify that by majority vote of the Board of Directors and majority vote of the stockholders at a meeting held on 1/10/03, it was agreed by unanimous vote that this CERTIFICATE AMENDING ARTICLES OF INCORPORATION be filed.

The undersigned further certifies that the original Articles of Incorporation of DELMAR MANAGEMENT, INC. were filed with the Secretary of State of Nevada on the 21st day of August 2001. The undersigned further certifies that ARTICLE FIRST of the original Articles of Incorporation filed on the 21st day of August 2001, herein is amended to read as follows:

ARTICLE FIRST

FIRST. The name shall be:

2energia, Inc.

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CERTIFICATE AMENDING ARTICLES OF INCORPORATION

OF

DELMAR MANAGEMENT, INC.

CONTINUED

The undersigned hereby certify that they have on this 10th day of January, 2003 executed this Certificate Amending the original Articles of Incorporation heretofore filed with the Secretary of State of Nevada.

/s/ David Little

President

/s/David Little

Secretary

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FROM : FAX NO. : Jan. 16 2003 03:42PM P2

Genergia, Inc

POSTED

C22971-01

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

Genergia, Inc.

(Name of Corporation)

FILE NUMBER C22971-2001

A NEVADA CORPORATION FOR THE FILING PERIOD [illegible] TO [illegible]

(State of Incorporation)

The corporation's duly appointed resident agent in the State of Nevada [illegible]

LAUGHLIN INTERNATIONAL, INC.
2533 N. CARSON ST.
CARSON CITY, NV 89706

☐ IF AGENT INFORMATION HAS CHANGED, PLEASE SEE ATTACHED INSTRUCTIONS ON HOW TO OBTAIN THE APPROPRIATE FORM.

Office Use Only

Amend
02-03 $85
Exp 50
$135

FILED # ________

JAN 1 7 2003

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

[illegible instructions 1–5]

FILING FEE: $[illegible] LATE PENALTY: $[illegible]

NAME	TITLE	PO BOX / STREET ADDRESS	CITY	ST	ZIP
Daniel Little	PRESIDENT	2533 North Carson Street	Carson City	Nevada	89706
Daniel Little	SECRETARY	2533 North Carson Street	Carson City	Nevada	89706
Daniel Little	TREASURER	2533 North Carson Street	Carson City	Nevada	89706
Daniel Little	DIRECTOR	2533 North Carson Street	Carson City	Nevada	89706
	DIRECTOR	2533 North Carson Street	Carson City	Nevada	89706
	DIRECTOR	2533 North Carson Street	Carson City	Nevada	89706

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of chapter 88A of NRS.

X Daniel Little [signature]

Signature of Officer

Title: President

Date: 1/16/03

01/23/2003 09:44A NL0135 FY02-000-51745

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FILED # C22971-0

MAY 28 2003

IN THE OFFICE OF

DEAN HELLER, SECRETARY OF STATE

CERTIFICATE AMENDING ARTICLES OF INCORPORATION

OF

2ENERGIA, INC.

The undersigned being the President and Secretary of 2Energia, Inc., a Nevada Corporation hereby certify that by majority vote of the Board of Directors and majority vote of the stockholders at a meeting held on March 21st, 2003, it was agreed by unanimous vote that this CERTIFICATE AMENDING ARTICLES OF INCORPORATION be filed.

The undersigned further certifies that the original Articles of Incorporation of 2Energia, Inc. were filed with the Secretary of State of Nevada on the 21st day of August 2001. The undersigned further certifies that ARTICLE FIRST of the original Articles of Incorporation filed on the 21st day of August, 2001, herein be amended to Read as follows:

ARTICLE FIRST

First, the name shall be: Coastal Holdings, Inc.

The undersigned hereby certify that they have on this 31st day of March 2003 executed this CERTIFICATE AMENDING ARTICLES OF INCORPORATION therefore filed with the Secretary of State of Nevada.

/s/ W J Caine
Walter J. Caine, III
President, Secretary

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ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of	Document Number 20070545593-60
Ross Miller Secretary of State State of Nevada	Filing Date and Time 08/08/2007 3:40 PM
	Entity Number C22971-2001

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Coastal Holdings, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

Article 1 is amended as follows:

"The Name of the Corporation is Canadian Blue Gold, Inc."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the* articles of incorporation have voted in favor of the amendment is: more than 51%

4. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

5. Officer Signature (Required): X

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State AM 78.385 Amend 2007
Revised on: 01/01/07

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